                                                                    Exhibit 99.2

                      PRELIMINARY BACKGROUND INFORMATION

                         Bay View Capital Corporation

                         Bay View 1999-LG-1 Auto Trust
                         -----------------------------


                                  DISCLAIMER

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Bay View Acceptance Corporation with respect to the expected characteristics of the pool of motor vehicle installment sale contracts ("collateral pool") secured by new and used automobiles, sport utility vehicles, light trucks, motorcycles, recreational vehicles and vans, securing these securities. The actual characteristics and performance of the collateral pool will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral pool contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bay View Capital Corporation       [World Map         Morgan Stanley Dean Witter
                                  Appears Here]       Securitized Products Group
--------------------------------------------------------------------------------


                         Bay View 1999-LG-1 Auto Trust
                         -----------------------------

                                Bond Summary/(1)/


                                                    First       Last     Principal     Expected
 Offered      Approximate                WAL      Principal   Principal    Window       Ratings
Certificates     Size          Coupon  (Years)     Payment     Payment    (Years)    (Moody's/S&P)
-------------------------------------------------------------------------------------------------
  A-1         $ 42,750,000      Fixed     0.25        0.08       0.50       0.50       P-1/A-1+
  A-2         $ 97,000,000      Fixed     1.00        0.50       1.58       1.17       Aaa/AAA
  A-3         $ 55,000,000      Fixed     2.00        1.58       2.50       1.00       Aaa/AAA
  A-4         $ 52,023,107      Fixed     3.27        2.50       5.08       2.67       Aaa/AAA
  I           $184,645,582/(2)/ Fixed     1.12/3/        -          -          -       Aaa/AAAr
-------------------------------------------------------------------------------------------------

(1)  Pricing assumes 1.6% ABS to maturity.
(2)  The Class I Notional Principal Amount.
(3)  Based on Notional Principal Amount.


                    DESCRIPTION OF THE AUTO LOANS AS OF THE
                            CUT-OFF DATE (11/30/99)
                            -----------------------
                   (complete collateral tables on pages 9-12)

Number of Loans:                                   17,753
Current Balance:                             $246,773,107
Average Balance:                             $     13,900
Minimum Balance:                             $      2,711
Maximum Balance:                             $    118,533
Wtd. Average Coupon:                                12.93%
Wtd. Average Original Term (months):                   72
Wtd. Average Remaining Term (months):                  57
Wtd. Average Seasoning (months):                       15


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Bay View Acceptance Corporation with respect to the expected characteristics of the pool of motor vehicle installment sale contracts ("collateral pool") secured by new and used automobiles, sport utility vehicles, light trucks, motorcycles, recreational vehicles and vans, securing these securities. The actual characteristics and performance of the collateral pool will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral pool contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
Bay View Capital Corporation       [World Map         Morgan Stanley Dean Witter
                                  Appears Here]       Securitized Products Group
--------------------------------------------------------------------------------



                         Bay View 1999-LG-1 Auto Trust
                         -----------------------------

PRICING INFORMATION

Pricing Assumption:           1.6% ABS.

Distribution Date:            The 15th day of each month (or, if any such date
                              is not a business day, the next business day thereafter) commencing in January of 2000.

Settlement Date:              On or about December 14, 1999.

Cut-off Date:                 November 30, 1999 (close of business).

Payment Delay:                14 days.

Payment Terms:                Monthly.

Servicing/Other Fees:         The collateral is subject to certain fees,
                              including a monthly servicing fee and a monthly premium payable to the Certificate Insurer.

Interest Accrual Period:      With the exception of the Class A-1 Certificates,
                              interest will accrue on the Certificates at a fixed rate during the month prior to the month of the related Distribution Date based on a 30/360 basis.

                              With respect to the Class A-1 Certificates, interest will accrue from and including the preceding Distribution Date (or from and including the Closing Date in the case of the first Distribution Date in January 2000) to and including the day prior to the current Distribution Date at a fixed rate on an Actual/360 day basis.


Optional Redemption:          The Servicer may at its option purchase all the
                              Receivables as of the last day of any Collection
                              Period on which (1) the aggregate outstanding balance of the Receivables on the related
                              Distribution Date (after distribution of all amounts to be paid on such Distribution Date) will be equal to or less than 10% of the initial aggregate outstanding balance of the Receivables as of the Cut-off Date and (2) the notional principal amount of the Class I certificates is zero (or will be reduced to zero on or before the related Distribution Date).

Optional Redemption Price:    The Optional Redemption Price for the Receivables
                              will be equal to the fair market value of the Receivables; provided that such amount may not be less than the sum of (1) 100% of the outstanding aggregate certificate balance of all classes of the Class A certificates, (2) accrued and unpaid interest on the outstanding certificate balances of all outstanding classes of the offered certificates at the weighted average interest rate of the Receivables; and (3) any amounts due to the Certificate Insurer.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Bay View Acceptance Corporation with respect to the expected characteristics of the pool of motor vehicle installment sale contracts ("collateral pool") secured by new and used automobiles, sport utility vehicles, light trucks, motorcycles, recreational vehicles and vans, securing these securities. The actual characteristics and performance of the collateral pool will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral pool contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
Bay View Capital Corporation       [World Map         Morgan Stanley Dean Witter
                                  Appears Here]       Securitized Products Group
--------------------------------------------------------------------------------


                         Bay View 1999-LG-1 Auto Trust
                         -----------------------------

DESCRIPTION OF SECURITIES

Title of Securities:          Bay View 1999-LG-1 Auto Trust.


Offering Amount:              Approximately $247,000,000.

Offered Certificates:         The Class A-1, Class A-2, Class A-3, Class A-4 and
                              the Class I Certificates (the "Offered
                              Certificates").

                              The Trust will be formed and will issue the Offered Certificates, pursuant to the Pooling and Servicing Agreement. The Offered Certificates will consist of (i) the Class A-1, Class A-2, Class A-3, and Class A-4 Certificates in the aggregate principal amount of approximately [$246,773,107]; and (ii) the Class I Interest Only Certificates. The Class I Certificates will be issued with an original notional principal amount of approximately [$184,645,582].

Assets of the Trust:          The Trust assets will include a pool of simple and
                              precomputed interest installment sale and installment loan contracts originated in various states in the United States of America, secured by new and used automobiles, light trucks, motorcycles, recreational vehicles, sport utility vehicles, and vans (the "Receivables"), certain monies due thereunder after the Cut-off Date, security interests in the related financed vehicles, monies on deposit in the Certificate
                              Account and the proceeds thereof, any proceeds from claims on certain insurance policies relating to the financed vehicles or the related obligors, an unconditional and irrevocable insurance policy issued by MBIA Insurance Corporation guaranteeing payments of principal and interest on the Offered
                              Certificates, and certain rights under the agreements by which the Receivables are sold from Bay View to the Depositor and from the Depositor to the Trust. The Receivables have an aggregate principal balance of approximately [$246,773,107] as of the Cut-off Date.

Seller and Servicer:          Bay View Acceptance Corporation ("Bay View"), a
                              Nevada corporation, having its principal place of business in San Mateo, California.

Depositor:                    Bay View Securitization Corporation

Lead Underwriter:             PaineWebber Incorporated

Co-Underwriter:               Morgan Stanley Dean Witter

Certificate Insurer:          MBIA Insurance Corporation


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Bay View Acceptance Corporation with respect to the expected characteristics of the pool of motor vehicle installment sale contracts ("collateral pool") secured by new and used automobiles, sport utility vehicles, light trucks, motorcycles, recreational vehicles and vans, securing these securities. The actual characteristics and performance of the collateral pool will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral pool contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
Bay View Capital Corporation       [World Map         Morgan Stanley Dean Witter
                                  Appears Here]       Securitized Products Group
--------------------------------------------------------------------------------


                         Bay View 1999-LG-1 Auto Trust
                         -----------------------------

DESCRIPTION OF SECURITIES (Continued)


Trustee:                      Bankers Trust Company

Offering:                     Public Shelf Offering - a prospectus and
                              prospectus supplement will be distributed after pricing.

Form of Offering:             DTC, Euroclear, and CEDEL.

ERISA Considerations:         The Certificates are expected to be ERISA
                              eligible.

Tax Considerations:           In the opinion of tax counsel to the Seller, the
                              Trust will be treated as a partnership for federal income tax purposes, and will not be subject to federal income tax, and the certificateholders will be required to report their respective shares of the Trust's taxable income, deductions and other tax attributes.

The Class A Certificates:     Interest:  With the exception of the Class A-1
                              Certificates, interest will be distributed to holders of the Class A Certificates in a maximum amount equal to the product of (i) 1/12th of the applicable pass-through rate to such class of Class A Certificates, and (ii) the aggregate outstanding certificate balance of such class of Class A Certificates as of the preceding
                              Distribution Date (after giving effect to all distributions to certificateholders on such date).

                              With respect to the Class A-1 Certificates, interest will be distributed in a maximum amount equal to the product of (i) the applicable pass-through rate of the Class A-1 Certificates, (ii) the actual number of days elapsed from and including the preceding Distribution Date (or from and including the Closing Date in the case of the first Distribution date in January 2000) divided by 360, and (iii) the aggregate outstanding certificate balance of the Class A-1 Certificates as of the preceding Distribution Date (after giving effect to all distributions to certificateholders on such date).

                              Principal: On each Distribution Date, the Trustee will distribute principal to each class of Class A certificateholders of record as of the record date. Generally, the amount of monthly principal the Trust will pay is equal to the decrease in the outstanding principal balance of the Receivables pool during the preceding calendar month. Generally, principal will be distributed to the Class A certificateholders in the order of the alpha-numeric designation of each class of the Class A certificates, starting with the Class A-1 certificates and ending with the Class A-4 certificates (the "Principal Distribution Sequence"). For example, no principal will be distributed to the Class A-2 certificateholders until the outstanding certificate balance of the Class A-1 certificates has been reduced to zero.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Bay View Acceptance Corporation with respect to the expected characteristics of the pool of motor vehicle installment sale contracts ("collateral pool") secured by new and used automobiles, sport utility vehicles, light trucks, motorcycles, recreational vehicles and vans, securing these securities. The actual characteristics and performance of the collateral pool will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral pool contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
Bay View Capital Corporation       [World Map         Morgan Stanley Dean Witter
                                  Appears Here]       Securitized Products Group
--------------------------------------------------------------------------------


                         Bay View 1999-LG-1 Auto Trust
                         -----------------------------

DESCRIPTION OF SECURITIES (Continued)

The Class I Certificates:     Interest: The Class I Certificates are interest
                              only certificates and will not receive
                              distributions of principal. Interest will accrue on the notional principal amount of the Class I
                              Certificates at the Class I pass-through rate.
                              Generally, the amount of interest distributable to the Class I certificateholders on each Distribution Date is the product of (i) 1/12th of the Class I pass-through rate, and (ii) the notional principal amount as of the preceding distribution date (after giving effect to any reduction of the notional principal amount on such Distribution Date). The notional principal amount represents a designated principal component of the Receivables, originally approximately
                              [$184,645,582]. The Class I Certificate is a
                              Planned Amortization Class ("PAC") which has a prepayment protection band from 1.6% to 2.5% ABS
                              (the reduction in the notional principal amount is based on a principal paydown schedule rather than on the reduction in the actual principal balances of the Receivables).

                              For the purpose of calculating the amount payable with respect to the Class I Certificates, the aggregate Class A Certificate Balance will be divided into two principal components, the PAC Component and the Companion Component. The sum of the PAC Component and the Companion Component will at any time equal the then aggregate unpaid Class A Certificate Balance. The notional principal amount of the Class I Certificates at any time will be equal to the principal balance of the PAC Component at all times as such amount is calculated using the allocations of principal payments described below:

                              The Pooling and Servicing Agreement establishes the planned schedule for the amortization of the notional principal amount (the "Planned Notional Principal Amount Schedule"). On each Distribution Date, the amount of monthly principal allocated to the Class A certificateholders will determine the reduction in the notional principal amount as follows:
                              (1) To the PAC Component in an amount up to the amount necessary to reduce this amount to the amount specified in the Planned Notional Principal Amount Schedule for such Distribution Date;
                              (2)  To the Companion Component, until the
                                   outstanding principal amount is reduced to zero; and
                              (3) To the PAC Component, without regard to the planned notional principal amount.

                              The notional principal amount of the Class I certificates will be the same amount as the outstanding amount of the PAC Component and will decline as the PAC component declines.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Bay View Acceptance Corporation with respect to the expected characteristics of the pool of motor vehicle installment sale contracts ("collateral pool") secured by new and used automobiles, sport utility vehicles, light trucks, motorcycles, recreational vehicles and vans, securing these securities. The actual characteristics and performance of the collateral pool will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral pool contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bay View Capital Corporation       [World Map         Morgan Stanley Dean Witter
                                  Appears Here]       Securitized Products Group
--------------------------------------------------------------------------------


                         Bay View 1999-LG-1 Auto Trust
                         -----------------------------

DESCRIPTION OF SECURITIES (Continued)

Priority of Payments:         Unless an Event of Default has occurred and is
                              continuing:
                              (1)  An amount equal to the sum of (i) the amount
                                   of outstanding advances in respect of
                                   Receivables that became defaulted Receivables during the prior collection period, plus (ii) the amount of outstanding advances in respect of Receivables that the Servicer determines to be unrecoverable, to the Servicer;
                              (2)  The monthly servicing fee, including any
                                   overdue monthly servicing fee, to the
                                   Servicer, to the extent not previously
                                   distributed to the Servicer;
                              (3)  Monthly interest, including any overdue
                                   monthly interest amounts, to the Class A and Class I certificateholders;
                              (4)  Monthly principal, together with any overdue
                                   monthly principal, to the Class A
                                   certificateholders in accordance with the
                                   Principal Distribution Sequence (as described above under "The Class A Certificates - Principal");
                              (5)  The insurance premium (including any overdue
                                   insurance premium, plus accrued interest thereon) to the Certificate Insurer;
                              (6)  The amount of recoveries of advances to the
                                   servicer (to the extent not applied pursuant to (1) above on or prior to such Distribution
                                   Date);
                              (7)  The aggregate amount of any unreimbursed
                                   draws on the Policy payable to the
                                   Certificate Insurer under the insurance and reimbursement agreement, for monthly interest, monthly principal, plus accrued interest thereon and any other amounts owing to the Certificate Insurer under the insurance and reimbursement agreement; and
                              (8)  The excess, if any, to the Depositor.

Credit Enhancement:           Credit Enhancement is provided by the following
                              two mechanisms:
                              (1)  Excess spread; and
                              (2)  100% MBIA Insurance Policy covering timely
                                   payment or interest and principal on the Offered Certificates.

(1) Excess Spread:            The weighted average coupon rate on the
                              Receivables is generally expected to be higher than the sum of (a) the monthly servicing fee and all other fees, and (b) the weighted average pass-through rate on the Offered Certificates, thus generating excess interest collections which will be available, to the extent required, to fund payments on the Offered Certificates on each Distribution Date.


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Bay View Acceptance Corporation with respect to the expected characteristics of the pool of motor vehicle installment sale contracts ("collateral pool") secured by new and used automobiles, sport utility vehicles, light trucks, motorcycles, recreational vehicles and vans, securing these securities. The actual characteristics and performance of the collateral pool will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral pool contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
Bay View Capital Corporation       [World Map         Morgan Stanley Dean Witter
                                  Appears Here]       Securitized Products Group
--------------------------------------------------------------------------------



                         Bay View 1999-LG-1 Auto Trust
                         -----------------------------

DESCRIPTION OF SECURITIES (Continued)

Credit Enhancement (continued):


(2) MBIA Insurance Policy:    MBIA will issue an Insurance Policy that will
                              unconditionally and irrevocably guarantee payment of the monthly servicing fee and distribution of monthly interest and monthly principal to the Class A and Class I certificateholders up to the Policy Amount.

                              The Policy Amount with respect to any Distribution Date will be the sum of (1) the monthly servicing fee, (2) monthly interest, and (3) the lesser of
                              (a) the outstanding aggregate certificate balance of all classes of Class A certificates on such distribution date (after giving effect to any distributions of available funds to distribute monthly principal on such distribution date) and
                              (b) the initial aggregate certificate balance of the Class A certificates minus all amounts drawn on the policy with respect to monthly principal.

Prospectus:                   The Offered Certificates are being offered
                              pursuant to a Prospectus which includes a Prospectus Supplement (together, the
                              "Prospectus"). Complete information with respect to the Offered Certificates and the collateral is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

Legal Investment:             The Class A-1 certificates will be eligible for
                              purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.



--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Bay View Acceptance Corporation with respect to the expected characteristics of the pool of motor vehicle installment sale contracts ("collateral pool") secured by new and used automobiles, sport utility vehicles, light trucks, motorcycles, recreational vehicles and vans, securing these securities. The actual characteristics and performance of the collateral pool will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral pool contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
Bay View Capital Corporation       [World Map         Morgan Stanley Dean Witter
                                  Appears Here]       Securitized Products Group
--------------------------------------------------------------------------------


                         Bay View 1999-LG-1 Auto Trust
                         -----------------------------

COMPOSITION OF THE RECEIVABLES

The sums and percentages in the following tables may not equal the totals shown due to rounding.


Aggregate Field              Description                  Count          Current          Original        Wtd Avg

Product Type       New Autos and Light Trucks              2,580        50,001,329        60,941,003        12.28
                   Used Autos and Light Trucks            11,939       149,512,133       186,543,708        13.13
                   New Vans                                  159         3,518,926         4,171,539        12.31
                   Used Vans                                 822         9,869,946        12,178,193        13.28
                   New Motorcycles                             3            20,140            43,852        14.39
                   Used Motorcycles                           16           161,221           214,979        13.69
                   New Recreational Vehicles                   1            13,164            13,526        11.90
                   Used Recreational Vehicles                 80           657,783           850,395        13.95
                   New Sport Utility Vehicles                279         6,806,433         7,967,097        12.20
                   Used Sport Utility Vehicles             1,874        26,212,031        31,580,228        13.10
                                                        --------   ---------------   ---------------      -------
                                                          17,753      $246,773,107      $304,504,522        12.93%
-----------------------------------------------------------------------------------------------------------------

Aggregate Field              Description                Weighted Average         Weighted Average             % of
                                                         Remaining Term            Original Term         Current Balance
                                                         to Maturity(1)           to Maturity(2)

Product Type       New Autos and Light Trucks               60.57                     75.92                    20.26
                   Used Autos and Light Trucks              54.88                     70.13                    60.59
                   New Vans                                 65.63                     80.04                     1.43
                   Used Vans                                55.24                     69.58                     4.00
                   New Motorcycles                          27.30                     72.00                     0.01
                   Used Motorcycles                         50.59                     67.66                     0.07
                   New Recreational Vehicles                92.00                     96.00                     0.01
                   Used Recreational Vehicles               51.18                     68.94                     0.27
                   New Sport Utility Vehicles               64.68                     77.79                     2.76
                   Used Sport Utility Vehicles              59.33                     73.15                    10.62
                                                         --------                  --------                 --------
                                                            56.93                     71.95                   100.00%
-----------------------------------------------------------------------------------------------------------------------------

(1) Expressed in months. Based on scheduled maturity as of the Cut-off Date and assuming no prepayment of the Receivables.
(2) Expressed in months. Based on scheduled maturity as of the origination date and assuming no prepayment of the Receivables.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Bay View Acceptance Corporation with respect to the expected characteristics of the pool of motor vehicle installment sale contracts ("collateral pool") secured by new and used automobiles, sport utility vehicles, light trucks, motorcycles, recreational vehicles and vans, securing these securities. The actual characteristics and performance of the collateral pool will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral pool contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
Bay View Capital Corporation       [World Map         Morgan Stanley Dean Witter
                                  Appears Here]       Securitized Products Group
--------------------------------------------------------------------------------


                         Bay View 1999-LG-1 Auto Trust
                         -----------------------------

COMPOSITION OF THE RECEIVABLES  (Continued)


Aggregate Field    Description    Count    Current Balance$     Pool%
State              California      7,057         88,295,584     35.78
                   Texas           5,673         78,497,223     31.81
                   Illinois        1,641         29,146,524     11.81
                   Arizona           859         12,650,020      5.13
                   New Mexico        517          8,329,420      3.38
                   Colorado          526          7,852,685      3.18
                   Oregon            427          6,413,975      2.60
                   Nevada            414          5,915,183      2.40
                   Other             639          9,672,493      3.92
                                  ------       ------------    ------
                                  17,753       $246,773,107    100.00%
---------------------------------------------------------------------


Aggregate Field    Description    Count    Current Balance$     Pool%
Model Year         1988 or Prior    1,523       13,338,581       5.41
                            1989      605        4,480,123       1.82
                            1990      745        6,136,818       2.49
                            1991      884        7,642,554       3.10
                            1992    1,068       10,861,009       4.40
                            1993    1,373       14,578,860       5.91
                            1994    1,794       21,263,718       8.62
                            1995    2,278       31,473,128      12.75
                            1996    2,102       31,783,114      12.88
                            1997    2,482       41,724,908      16.91
                            1998    1,725       33,646,929      13.63
                            1999    1,008       25,592,674      10.37
                            2000      166        4,250,691       1.72
                                   ------     ------------     ------
                                   17,753     $246,773,107     100.00%
---------------------------------------------------------------------



-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Bay View Acceptance Corporation with respect to the expected characteristics of the pool of motor vehicle installment sale contracts ("collateral pool") secured by new and used automobiles, sport utility vehicles, light trucks, motorcycles, recreational vehicles and vans, securing these securities. The actual characteristics and performance of the collateral pool will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral pool contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
Bay View Capital Corporation       [World Map         Morgan Stanley Dean Witter
                                  Appears Here]       Securitized Products Group
--------------------------------------------------------------------------------


                         Bay View 1999-LG-1 Auto Trust
                         -----------------------------

COMPOSITION OF THE RECEIVABLES (Continued)


Aggregate Field            Description      Count      Current Balance$    Pool%
Remaining Term to        7 to 12 Months         17             69,379       0.03
Scheduled Maturity       13 to 24 Months     1,048          5,039,431       2.04
                         25 to 36 Months     3,650         28,878,138      11.70
                         37 to 48 Months     4,281         50,248,934      20.36
                         49 to 60 Months     3,948         61,611,398      24.97
                         61 to 72 Months     2,689         51,946,780      21.05
                         73 to 84 Months     1,402         32,732,421      13.26
                         85 to 96 Months       718         16,246,627       6.58
                                            ------       ------------     ------
                                            17,753       $246,773,107     100.00%
--------------------------------------------------------------------------------


Aggregate Field            Description      Count      Current Balance$    Pool%

Original Term to         13 to 24 Months        74            317,408       0.13
Scheduled Maturity       25 to 36 Months       629          3,243,373       1.31
                         37 to 48 Months     1,941         12,600,385       5.11
                         49 to 60 Months     6,194         65,200,690      26.42
                         61 to 72 Months     4,237         70,504,357      28.57
                         73 to 84 Months     3,949         78,431,250      31.78
                         85 to 96 Months       729         16,475,644       6.68
                                            ------       ------------     ------
                                            17,753       $246,773,107     100.00%
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Bay View Acceptance Corporation with respect to the expected characteristics of the pool of motor vehicle installment sale contracts ("collateral pool") secured by new and used automobiles, sport utility vehicles, light trucks, motorcycles, recreational vehicles and vans, securing these securities. The actual characteristics and performance of the collateral pool will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral pool contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
Bay View Capital Corporation       [World Map         Morgan Stanley Dean Witter
                                  Appears Here]       Securitized Products Group
--------------------------------------------------------------------------------


                         Bay View 1999-LG-1 Auto Trust
                         -----------------------------

COMPOSITION OF THE RECEIVABLES (Continued)


Aggregate Field              Description          Count     Current Balance$     Pool%

Current Balance        $0.01 to  $5,000.00         1,534           6,237,948      2.53
                       $5,000.01 to $10,000.00     5,060          38,402,809     15.56
                       $10,000.01 to $15,000.00    4,466          55,254,369     22.39
                       $15,000.01 to $20,000.00    3,197          55,415,957     22.46
                       $20,000.01 to $25,000.00    1,922          42,655,525     17.29
                       $25,000.01 to $30,000.00      893          24,249,665      9.83
                       $30,000.01 to $35,000.00      383          12,301,231      4.98
                       $35,000.01 to $40,000.00      189           7,024,915      2.85
                       $40,000.01 to $45,000.00       63           2,635,143      1.07
                       $45,000.01 to $50,000.00       19             890,150      0.36
                       $50,000.01 or Greater          27           1,705,397      0.69
                                                  ------        ------------    ------
                                                  17,753        $246,773,107    100.00%
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Bay View Acceptance Corporation with respect to the expected characteristics of the pool of motor vehicle installment sale contracts ("collateral pool") secured by new and used automobiles, sport utility vehicles, light trucks, motorcycles, recreational vehicles and vans, securing these securities. The actual characteristics and performance of the collateral pool will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral pool contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
Bay View Capital Corporation       [World Map         Morgan Stanley Dean Witter
                                  Appears Here]       Securitized Products Group
--------------------------------------------------------------------------------


                         Bay View 1999-LG-1 Auto Trust
                         -----------------------------

COMPOSITION OF THE RECEIVABLES  (Continued)


Aggregate Field           Description        Count      Current Balance$      Pool%
Contract Rate         10.501%  to 11.000%       506            9,758,012       3.95
                      11.001%  to 11.500%     2,221           39,370,686      15.95
                      11.501%  to 12.000%     2,659           46,769,053      18.95
                      12.001%  to 12.500%     1,935           29,102,679      11.79
                      12.501%  to 13.000%     2,588           37,962,601      15.38
                      13.001%  to 13.500%     1,331           17,619,142       7.14
                      13.501%  to 14.000%     1,488           18,393,552       7.45
                      14.001%  to 14.500%     1,003           10,769,549       4.36
                      14.501%  to 15.000%     1,266           13,171,616       5.34
                      15.001%  to 15.500%       465            4,819,715       1.95
                      15.501%  to 16.000%       643            5,976,667       2.42
                      16.001%  to 16.500%       317            2,811,829       1.14
                      16.501%  to 17.000%       356            3,281,935       1.33
                      17.001%  to 17.500%       174            1,452,274       0.59
                      17.501%  to 18.000%       262            1,944,696       0.79
                      18.001%  to 18.500%       148            1,014,164       0.41
                      18.501%  to 19.000%       129              926,370       0.38
                      19.001%  to 19.500%        31              227,123       0.09
                      19.501%  to 20.000%        61              382,827       0.16
                      20.001%  to 20.500%        74              553,167       0.22
                      20.501%  to 21.000%        76              373,641       0.15
                      21.001%  to 21.500%        18               77,711       0.03
                      21.501%  to 22.000%         2               14,098       0.01
                                             ------         ------------     ------
                                             17,753         $246,773,107     100.00%
-----------------------------------------------------------------------------------





--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Bay View Acceptance Corporation with respect to the expected characteristics of the pool of motor vehicle installment sale contracts ("collateral pool") secured by new and used automobiles, sport utility vehicles, light trucks, motorcycles, recreational vehicles and vans, securing these securities. The actual characteristics and performance of the collateral pool will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral pool contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
Bay View Capital Corporation       [World Map         Morgan Stanley Dean Witter
                                  Appears Here]       Securitized Products Group
--------------------------------------------------------------------------------


                         Bay View 1999-LG-1 Auto Trust
                         -----------------------------

BOND SENSITIVITY TO PREPAYMENTS

                                                                         % ABS
------------------------------------------------------------------------------
CLASS A-1                         1.00%   1.40%   1.60%   2.00%   2.50%   3.00%
                                 -----   -----   -----   -----   -----   -----
AVERAGE LIFE (YEARS)              0.33    0.28    0.25    0.21    0.16    0.10
FIRST PAY                        01/00   01/00   01/00   01/00   01/00   01/00
LAST PAY                         07/00   06/00   06/00   04/00   03/00   02/00
WINDOW (YEARS)                    0.58    0.50    0.50    0.33    0.25    0.17
------------------------------------------------------------------------------


                                                                         % ABS
------------------------------------------------------------------------------
CLASS A-2                         1.00%   1.40%   1.60%   2.00%   2.50%   3.00%
                                 -----   -----   -----   -----   -----   -----
AVERAGE LIFE (YEARS)              1.35    1.11    1.00    0.80    0.57    0.39
YIELD @ 100.000                   6.78%   6.74%   6.71%   6.64%   6.51%   6.29%
DURATION                          1.25    1.03    0.94    0.75    0.55    0.38
FIRST PAY                        07/00   06/00   06/00   04/00   03/00   02/00
LAST PAY                         01/02   09/01   07/01   03/01   11/00   08/00
WINDOW (YEARS)                    1.58    1.33    1.17    1.00    0.75    0.58
------------------------------------------------------------------------------


                                                                         % ABS
------------------------------------------------------------------------------
CLASS A-3                         1.00%   1.40%   1.60%   2.00%   2.50%   3.00%
                                 -----   -----   -----   -----   -----   -----
AVERAGE LIFE (YEARS)              2.64    2.22    2.00    1.59    1.20    0.92
YIELD @ 100.000                   6.96%   6.94%   6.92%   6.89%   6.83%   6.76%
DURATION                          2.34    1.99    1.81    1.46    1.12    0.87
FIRST PAY                        01/02   09/01   07/01   03/01   11/00   08/00
LAST PAY                         02/03   09/02   06/02   12/01   06/01   03/01
WINDOW (YEARS)                    1.17    1.08    1.00    0.83    0.67    0.67
------------------------------------------------------------------------------



-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Bay View Acceptance Corporation with respect to the expected characteristics of the pool of motor vehicle installment sale contracts ("collateral pool") secured by new and used automobiles, sport utility vehicles, light trucks, motorcycles, recreational vehicles and vans, securing these securities. The actual characteristics and performance of the collateral pool will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral pool contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
Bay View Capital Corporation       [World Map         Morgan Stanley Dean Witter
                                  Appears Here]       Securitized Products Group
--------------------------------------------------------------------------------


                         Bay View 1999-LG-1 Auto Trust
                         -----------------------------

BOND SENSITIVITY TO PREPAYMENTS (continued)

                                                                          % ABS
-------------------------------------------------------------------------------
CLASS A-3                         1.00%   1.40%   1.60%   2.00%   2.50%    3.00%
                                 -----   -----   -----   -----   -----    -----
AVERAGE LIFE (YEARS)              4.13    3.60    3.27    2.66    2.11     1.73
YIELD @ 100.000                   7.13%   7.12%   7.11%   7.09%   7.06%    7.03%
DURATION                          3.45    3.07    2.82    2.34    1.89     1.57
FIRST PAY                        02/03   09/02   06/02   12/01   06/01    03/01
LAST PAY                         02/06   10/05   01/05   12/03   02/03    08/02
WINDOW (YEARS)                    3.08    3.17    2.67    2.08    1.75     1.50
-------------------------------------------------------------------------------


                                                                          % ABS
-------------------------------------------------------------------------------
CLASS A-3                         1.00%   1.40%   1.60%   2.00%   2.50%    3.00%
                                 -----   -----   -----   -----   -----    -----
AVERAGE LIFE (1) (YEARS)          1.41    1.19    1.12    1.12    1.12     0.93
YIELD @  2.02667 *               33.93%  15.03%   7.25%   7.25%   7.25%  -16.42%
DURATION                          0.73    0.76    0.79    0.79    0.79     0.82
-------------------------------------------------------------------------------

(1)  Based on Notional Amount.
*Based on the assumptions described above and assuming a purchase price of 2.02667% at approximately 2.69% ABS, the pre-tax yield to maturity of the Class I Certificates would be approximately 0%.





-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------